GUARDIAN VARIABLE PRODUCTS TRUST
Supplement dated September 18, 2025

to the Statement of Additional Information (“SAI”)

dated May 1, 2025

All Funds:

Effective immediately, the following changes have been made to the SAI:

1.            The mailing address for The Guardian Insurance & Annuity Company, Inc. for owners of variable life insurance policies has been updated to the following:

The Guardian Insurance & Annuity Company, Inc., Individual Markets, at P. O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

2.            The information in the table on page 53 of the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” is revised to add the following individual:

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees	Other Directorships Held by Trustee
Interested Trustee
Nakul Nayyar (born 1980)(1)	Chairman and Trustee (Since September 2025)	Head of Financial and Model Risk, The Guardian Life Insurance Company of America.	24	None.

(1) Mr. Nayyar is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

3.            The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” and sub-heading “Information about Each Trustee’s Qualifications, Experience, Attributes or Skills—Interested Trustee” located on page 54 is revised by adding the following:

Mr. Nayyar. Mr. Nayyar is Head of Financial and Model Risk at The Guardian Life Insurance Company of America, where he is responsible for the development and implementation of enterprise risk management functions with respect to financial and model data and artificial intelligence, including risk policies, procedures, governance, and oversight. His prior experience also includes portfolio management.

All references to Mr. Michael Ferik are hereby deleted.

4.            The information in the table on page 54 of the SAI that provides information about the Officers of the Trust has been revised to add the following individual:

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Keith Namiot (born 1969)	President and Principal Executive Officer (since August 2025)	Head of In-Plan and Core Annuities, The Guardian Life Insurance Company of America (“Guardian Life”) (since May 2025); Head of Annuity Business, Guardian Life (2024-2025); Head of Institutional Markets, Equitable Financial Life Insurance Company (“Equitable Financial”) (2024); Lead Director— Chief Operating Officer, Group Retirement, Equitable Financial, prior thereto.

All references to Mr. Dominique Baede are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.